Form 10-QSB Page 19

                                  EXHIBIT 32.2

                     CERTIFICATION PURSUANT TO CHAPTER 63 OF
                          TITLE 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Kingston Systems Inc. (the "Company") on Form 10-QSB/A for the period ended July 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George J. Coupe, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                              KINGSTON SYSTEMS INC.


Date:    January 26, 2007               By:    /s/ George J. Coupe
                                               -----------------------
                                               George J. Coupe
                                               Chief Financial Officer